                                                                   Exhibit 10.26

                 [LETTERHEAD OF STORYFIRST COMMUNICATIONS, INC.]

                                 January 1, 2003

Petr O. Aven
Alfa Bank
9, ul. Mashi Poryvaevoi
Moscow
Russian Federation

      Re:   Fee for Successful License Tenders

Dear Petr:

      I am writing to confirm our understanding with respect to the payment of fees to Alfa Bank for successful license tenders. In the event that StoryFirst and Alfa, working together, are successful in winning, in an open frequency tender, a VHF license to broadcast terrestrial television in a city listed on
Exhibit A hereto for a company or other legal entity in which StoryFirst and/or one of its subsidiaries owns at least a 51% interest, StoryFirst shall pay to
Alfa, or its designated affiliate, the sum set forth opposite such city's name on Exhibit A.

      If StoryFirst or one if its subsidiaries acquires a company or business with an existing broadcast license (in a city listed on Exhibit A or otherwise), no success fee will be payable to Alfa unless such a success fee has been agreed in writing before such acquisition.

      Moreover, StoryFirst reserves the right to remove any city from Exhibit A at any time by written notice to Alfa so long as no application has been made to secure a license in such city by or on behalf of StoryFirst as of the date of such notice. In such event, StoryFirst shall no longer be liable to Alfa to pay any fee in connection with any license subsequently awarded to StoryFirst (or a
StoryFirst affiliate) in such city.

      In no event will StoryFirst be liable to pay any success fees to Alfa upon the successful tender for a license to be used in StoryFirst repeater project.

      Please countersign this letter below to confirm Alfa's agreement with the terms of this letter.

                                         Sincerely,

                                         STORYFIRST COMMUNICATIONS, INC.

                                         Tate Fite
                                         Chief Financial Officer

Agreed to:

ALFA BANK

                                    EXHIBIT A
                             TO LETTER TO ALFA BANK
                              DATED JANUARY 1, 2003

City                           Success Fee
----------                     -----------

Yaroslavl                      $ 300,000

Ekaterinburg                   $ 300,000

Saratov                        $ 300,000

Chelyabinsk                    $ 300,000

Novosibirsk                    $ 300,000

Krasnoyarsk                    $ 300,000

Rostov-on-Don                  $ 300,000

Petrozavodsk                   $ 100,000

Tver                           $ 200,000

Ufa                            $ 300,000

Tumen                      pound 300,000